UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)     July 17, 2003



                          CADENCE RESOURCES CORPORATION
                      (FORMERLY ROYAL SILVER MINES, INC.)
             (Exact name of registrant as specified in its charter)


                   UTAH                                    87-0306609
       (STATE OR OTHER JURISDICTION                      (IRS EMPLOYER
             OF INCORPORATION)                         IDENTIFICATION NO)

                        6 EAST ROSE STREET, P.O. BOX 2056
                          WALLA WALLA, WASHINGTON 99362
          (Address of Principal Executive Offices, including Zip Code.)


                                  509-526-3491
              (Registrant's telephone number, including area code.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibits are hereby made part of this Form 8-K:

Exhibit 99.1  Press Release



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CADENCE RESOURCES
                                              ----------------------------------
                                                         (Registrant)




Date:  July 17, 2003                       By:  /s/  John P. Ryan
                                              ----------------------------------
                                              John P. Ryan
                                              Chief Financial Officer



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